EXHIBIT 10.19

                                  AMENDMENT TO
                        PIONEER NATURAL RESOURCES COMPANY
                               SEVERANCE AGREEMENT


     This Amendment is dated and effective February 19, 2002, and is attached to and made a part of that certain Severance Agreement ("Agreement") between Pioneer Natural Resources Company ("Parent") and Chris J. Cheatwood ("Officer") dated December 1, 2000.

     In  regard  to  the  provisions   relating  to  a  Change  in  Control  and
Termination, paragraph 5(e)(1)(D) is hereby amended as follows:

              "A continuation of all health insurance coverage applicable at the time of such Termination of Employment to Officer and his/her immediate family under any Benefit Plan until such Officer reaches the age of sixty-five (65), or the age upon which such Officer becomes eligible for Medicare benefits as determined by the Social Security Administration, whichever is later ("Medicare Age");

                  "(i)  For the  first  three  years of  such  continued  health insurance coverage, the premium charged to the Officer shall be the same as that charged to parent company officers of the successor entity or the premium existing prior to the Change in Control, whichever is less;

                  (ii) Following the first three years  of such  extended health insurance coverage and continuing until such Officer reaches Medicare Age, the premium for such coverage charged the Officer shall be the Company's, or its successor's, COBRA premium in effect during such time; and

                  (iii) Such health insurance coverage shall provide benefits at a level at least comparable to those being provided prior to the Change in Control, or better if better coverage is offered to parent company officers of the successor entity."

     Except as to the extent modified by this Amendment, the Agreement is hereby ratified and confirmed in all respects.


                                            PIONEER NATURAL RESOURCES COMPANY



                                            By:     /s/ Mark L. Withrow
                                                 ------------------------------
                                            Name:    Mark L. Withrow
                                            Title:   Executive Vice President


                                            OFFICER


                                                /s/ Chris J. Cheatwood
                                            -----------------------------------
                                            Chris J. Cheatwood

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